UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	November 28, 2006

WPS Resources Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-11337	39-1775292
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

700 North Adams Street, P.O. Box 19001, Green Bay, Wisconsin 54307-9001
(Address of principal executive offices, including zip code)

(920) 433-1727
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

        On November 28, 2006, WPS Resources Corporation (the “Company”) agreed to sell $300,000,000 aggregate principal amount of its 6.11% Junior Subordinated Notes Due 2066 (the “Junior Subordinated Notes”) in a public offering through J.P. Morgan Securities Inc., Banc of America Securities LLC and Citigroup Global Markets Inc. The closing for the sale of the Junior Subordinated Notes occurred on December 1, 2006. The Junior Subordinated Notes are registered with the Securities and Exchange Commission on a Registration Statement on Form S-3 (Registration No. 333-133194). In connection with the offering of the Junior Subordinated Notes, final versions of the following are filed herewith: (1) the Underwriting Agreement, dated November 28, 2006, by and among the Company and J.P. Morgan Securities Inc. and Banc of America Securities LLC, for themselves and as representatives of the other underwriters named therein; (2) the First Supplemental Indenture, dated December 1, 2006, by and between the Company and U.S. Bank National Association, as trustee, creating the Junior Subordinated Notes, including the form of note; (3) the Replacement Capital Covenant (the “Covenant”) whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not redeem or repurchase the Junior Subordinated Notes on or before December 1, 2036 unless such repurchases or redemptions are made from the proceeds of the sale of specified securities with equity-like characteristics that are the same as, or more equity-like than, the applicable characteristics of the Junior Subordinated Notes at the time of such redemption or repurchase; and (4) the opinion of Foley & Lardner LLP regarding certain tax matters in connection with the issuance of the Junior Subordinated Notes.

        The foregoing description of the Junior Subordinated Notes, the Covenant and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:

(1)	Underwriting Agreement, dated November 28, 2006, by and among WPS Resources Corporation and J.P. Morgan Securities Inc. and Banc of America Securities LLC, for themselves and as representatives of the other underwriters named therein.

(4)	First Supplemental Indenture, dated December 1, 2006, by and between WPS Resources Corporation and U.S. Bank National Association, as trustee.

(8)	Opinion of Foley & Lardner LLP, dated December 1, 2006, regarding certain tax matters.

(99)	Replacement Capital Covenant of WPS Resources Corporation, dated December 1, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION
Date: December 1, 2006	By: /s/ Barth J. Wolf
Barth J. Wolf
Secretary and
Manager-Legal Services

WPS RESOURCES CORPORATION

Exhibit Index to Form 8-K Dated November 28, 2006

Exhibits

(1)	Underwriting Agreement, dated November 28, 2006, by and among WPS Resources Corporation and J.P. Morgan Securities Inc. and Banc of America Securities LLC, for themselves and as representatives of the other underwriters named therein.

(4)	First Supplemental Indenture, dated December 1, 2006, by and between WPS Resources Corporation and U.S. Bank National Association, as trustee.

(8)	Opinion of Foley & Lardner LLP, dated December 1, 2006, regarding certain tax matters.

(99)	Replacement Capital Covenant of WPS Resources Corporation, dated December 1, 2006.